UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices) (Zip Code)

(952) 930-6000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 29, 2004 (included herewith).

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, the Company issued a press release announcing results for its first quarter of fiscal year 2004. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated April 29, 2004 announcing the Company’s results of operations.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

By:	/s/ Carmen L. Diersen

Carmen L. Diersen
Executive Vice President and
Chief Financial Officer

Dated: April 29, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated April 29, 2004